Exhibit 99.2

Leo Holdings Corp. and Digital Media Solutions LLC (“DMS”) Announce

Reaffirmation of Financial Outlook

Performance Marketing Specialist Remains Well Positioned for Growth and Profitability at Scale,

With a Unique Balance of Brand Direct and Marketplace Solutions Across Industry Verticals

•	DMS Reaffirms Financial Outlook for Fiscal 2020 and Fiscal 2021

•	DMS Pay-for-Performance, Diversified Business Model Proving Resilient in Current Environment

•	Robust Demand Driven by Digital Transformation Results in Continued Momentum and a Strong Finish in the Second Fiscal Quarter

•	Previously Announced Transaction Will Introduce DMS as a Publicly Listed Company to Trade on the NYSE

•	Leo Holdings and DMS Merger Vote Date Scheduled for July 14th, with Closing Expected Shortly Thereafter

London, UK, & Clearwater, FL – June 25, 2020 – Leo Holdings Corp. (NYSE: LHC), a Cayman Islands exempted Special Purpose Acquisition Company (“Leo”), and Digital Media Solutions LLC (“DMS”), a leading provider of technology and digital performance marketing solutions leveraging innovative, performance-driven brand and marketplace solutions to connect consumers and advertisers, jointly announced today the reaffirmation of the 2020 and 2021 financial outlook for DMS. As previously announced on April 23, 2020, Leo and DMS entered into a definitive business combination agreement (the “Business Combination Agreement”).

“Our business is experiencing powerful tailwinds as the secular shift of advertising dollars from traditional offline and broadcast channels to online digital channels continues to gain momentum,” said Joe Marinucci, CEO of DMS. “Our unique combination of innovative brand direct solutions and leading marketplace offerings are contributing to strong business performance in the second fiscal quarter, including outsized growth in the insurance vertical. Our reaffirmed Fiscal 2020 and Fiscal 2021 financial outlook reflects our confidence in our ability to grow profitably at scale.”

DMS Company Highlights

DMS leverages proprietary technology solutions, significant proprietary media distribution and data-driven processes to help large brands steadily acquire more customers. DMS helps clients de-risk marketing spend across digital channels through its pay-for-performance model, meaning DMS is paid to deliver customer conversions rather than simply impressions. As a result, brands are assured to make money on each dollar spent on the DMS platform and are able to achieve a level of predictability and scale that traditional ad campaigns cannot match.

DMS delivers results using a diversified portfolio of owned and operated vertical marketplaces, which match consumers with relevant offers within each vertical, as well as full-funnel customer acquisition programs where DMS targets, attracts and converts customers on a brand’s behalf. DMS primarily works with brands with large-scale marketing needs to engage and acquire customers, serving a variety of verticals such as Insurance, Consumer Finance, Education, Health & Wellness, Home Services, eCommerce, Retail, Direct-to-Consumer (DTC) Subscription and more. With a vertical agnostic approach, DMS addresses a much larger addressable market than most of its comparable publicly traded peers, while limiting its exposure to verticals impacted by unpredictable market shifts.

DMS has developed significant barriers to entry including its proprietary, privacy-compliant database of over 150 million consumer profiles built via over $1 billion of ad spend on the DMS platform, and its white label software tools that embed DMS’ position inside marketing departments with integration of data and capabilities within existing CRM and martech systems. DMS has consistently proven its ability to produce results and meet marketing KPIs for large brands, as evidenced by DMS’ 95% customer retention rate.

Recent DMS Developments

The COVID-19 crisis has resulted in unprecedented challenges and broader macroeconomic volatility. While DMS saw some modest disruption in the first fiscal quarter, DMS’ sector agnostic model, focus on brands within the early phases of digital transformation, and limited exposure to the most impacted verticals, like hospitality and travel, have resulted in the resumption of growth trajectory in line with DMS’ expectation in the second fiscal quarter. Concurrently, the current environment has added pressure for marketers to spend their dollars as effectively as possible, driving the need for brands to quickly pivot to digital channels in order to optimize marketing spend and performance to match a rapid shift in audience preferences. For DMS, this trend is being demonstrated particularly in the insurance vertical, where DMS is seeing outpaced growth both inside of its brand direct solutions as well as marketplace solutions, contributing to a strong close in the second fiscal quarter.

As previously announced, Leo and DMS entered into the Business Combination Agreement on April 23, 2020. Leo and DMS have scheduled a special meeting to approve the transactions contemplated by the Business Combination Agreement (the “Business Combination”), to be held on July 14, 2020, as described in the definitive proxy statement/prospectus, dated June 24, 2020 (the “Proxy Statement”) of Leo Holdings Corp. The parties expect to close the Business Combination on or about July 15, 2020.

“We look forward to the benefits that a public company profile will bring towards accelerating our momentum in a market that has arguably reached the inflection point where digital has overtaken traditional marketing mediums,” added Marinucci. “We believe our industry leading technology assets, our diversified blue-chip customer base, and our strong financial model offers a unique value proposition and opportunity for investors to benefit from a balance of both services and share of revenues across the entire realm of digital marketing services. Our confidence in our runway for growth is further bolstered by recent conversations with customers related to our current marketing solutions stack along with our ability to further execute with a proven M&A playbook in a sector that is ripe for consolidation.”

Financial Outlook

Based on these strong trends, DMS and Leo are reaffirming DMS’ financial outlook as follows:

	Revenue	EBITDA	Free Cash Flow
Fiscal 2020	$340 million	$57 million	$50 million
Fiscal 2021	$425 million	$75 million	$68 million

The Transaction

The total enterprise value of the Business Combination of $757 million represents a multiple of 10.1x fiscal year 2021 expected adjusted EBITDA. Leo believes the valuation at consummation of the transaction represents a meaningful discount to relevant public comparable multiples. Additionally, Leo has secured $100 million in commitments from a number of institutional investors to purchase common equity in the post-combination company at $10.00 per share in support of the Business Combination. Once the Business Combination closes, DMS is expected to trade on the NYSE under ticker “DMS”.

The management team owns 54% of DMS with private equity funds managed by Clairvest Group, Inc. (TSX: CVG) owning the remaining 46%. The sellers are expected to retain a significant continuing equity interest in the post-business combination company representing over 40% of the economic interest in the company on a combined basis, and over 65% of the voting interest. This percentage is subject to change depending on the number of Class A ordinary shares of Leo that are redeemed by Leo’s public shareholders.

Completion of the proposed transaction is subject to satisfaction of the closing conditions included in the transaction agreement and approval of the transaction by Leo’s shareholders. Accordingly, there can be no assurance that the proposed transaction will be consummated.

About Digital Media Solutions LLC

Digital Media Solutions, LLC (DMS) is a leading provider of technology and digital performance marketing solutions leveraging innovative, performance-driven brand direct and marketplace solutions to connect consumers and advertisers. DMS deploys a robust database of consumer intelligence and leverages massive proprietary media distribution to provide customer acquisition campaigns that grow businesses. Continuing to experience explosive year-over-year growth, DMS has been continuously recognized on the Inc. 5000 list, securing its sixth consecutive ranking in 2019, and the Entrepreneur magazine 360 list. Named one of America’s “Best Places to Work” by Inc. magazine and awarded the Excellence in Lead Generation Award by the LeadsCouncil, DMS brings together some of the industry’s most knowledgeable people, efficient processes and sophisticated technology across the digital marketing spectrum.

About Leo Holdings Corp.

Leo is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, Leo has filed with the U.S. Securities and Exchange Commission’s (“SEC”) a final prospectus and definitive proxy statement. Leo will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders. This press release is not a substitute for the definitive proxy statement/prospectus or any other document that Leo will send to its shareholders in connection with the Business Combination. Investors and security holders of Leo are advised to read the definitive proxy statement/prospectus in connection with Leo’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the definitive proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. Shareholders are also be able to obtain copies of the definitive proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Leo Holdings Corp., 21 Grosvenor Place, London SW1X 7HF, United Kingdom.

Participants in the Solicitation

Leo and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Leo’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Leo’s directors and officers in Leo’s filings with the SEC, including Leo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 13, 2020, as well as the definitive proxy statement of Leo for the Business Combination. Shareholders can obtain copies of Leo’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Leo’s and DMS’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Leo’s and DMS’ expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the Business Combination and the anticipated timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Leo’s and DMS’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against Leo and DMS following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the shareholders of Leo or other conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the Business Combination to fail to close; (5) the amount of redemption requests made by Leo’s shareholders; (6) the inability to obtain or maintain the listing of the post-business combination company’s common stock on the New York Stock Exchange following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that DMS or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” in the Registration Statement, and in Leo’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Leo cautions that the foregoing list of factors is not exclusive. Leo cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Leo does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Non-GAAP Financial Measure and Related Information

This press release references EBITDA and Adjusted EBITDA, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA or Adjusted EBITDA used by DMS may be different from other, similarly named non-GAAP measures used by others operating in DMS’ industry. In addition, such financial information is unaudited and/or does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by the post-business combination company with the SEC.

Investor Contact

Sherif Guirgis

Leo Holdings Corp.

(310) 800-1005

guirgis@lioncapital.com

Edward Parker

(646) 677-1864

edward.parker@icrinc.com

Media Contact

Jack Murphy

(646) 677-1834

jack.murphy@icrinc.com

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